Exhibit 10.1(b)

THIS CONVERTIBLE PROMISSORY NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER ANY SECURITIES LAWS OF ANY STATE. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR ANY SUCH LAW.

First China Pharmaceutical Group, Inc.

January 21, 2011

AMENDMENT TO THE CONVERTIBLE PROMISSORY NOTE DATED OCTOBER 3, 2010

Caladonia Partners LLC (Holder) hereby extends the total funds available to First China Pharmaceutical Group, Inc, provided by the Convertible Promissory Note granted on October 3, 2010, to five hundred thousand dollars ($500,000.00).  This extension is provided on the same terms and conditions as documented in the Convertible Promissory Note granted on October 3, 2010 (see attached).

IN WITNESS WHEREOF, the Company has caused this extension to the Convertible Promissory Note of October 3, 2010, to be signed in its name as of the date first above written.

First China Pharmaceutical Group, Inc.
By:	/s/ Zhen Jiang Wang
Name:	Zhen Jiang Wang
Title:	Chairman & Chief Executive Officer

Agreed and Accepted.

HOLDER  Caledonia Partners LLC

By:	/s/ R. Smith
Name:	R. Smith
Title:	Secretary